Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
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Cash and cash equivalents
27. Cash and cash equivalents

	2022 £m	2021 £m

Cash at bank and in hand	879	1,427

Short-term deposits	2,844	2,847

	3,723	4,274

During 2022 £1,421 million was transferred to assets held for sale relating to the Consumer Healthcare business that was demerged during the year (see Note 41). Cash and cash equivalents included £0.2 billion (2021: £0.2 billion) not available for general use due to restrictions applying in the subsidiaries where it is held. Restrictions include exchange controls and taxes on repatriation.